UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2004

THE CORPORATE EXECUTIVE BOARD COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24799	52-2056410
(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

2000 Pennsylvania Avenue, NW
Suite 6000,
Washington, DC
(Address of Principal		20006
Executive Offices)		(Zip Code)

(202) 777-5000
(Registrant’s Telephone Number,
Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In a press release on October 28, 2004, The Corporate Executive Board Company (the “Company”) announced that its Board of Directors has approved a 2004 fourth-quarter cash dividend on its common stock of $0.075 per share. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Corporate Executive Board’s press release for declaration of dividend for the fourth quarter 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company

By: /s/ Timothy R. Yost
—————————————
Timothy R. Yost
Chief Financial Officer
Date: October 29, 2004

Exhibit Index

Exhibit No.	Description

99.1	Corporate Executive Board’s press release for declaration of dividend for the fourth quarter 2004.